Exhibit 99.1

Beyond, Inc., Formerly Overstock.com. Inc., Announces Leadership Transition

Jonathan Johnson Steps Down as Chief Executive Officer

Dave Nielsen Appointed Interim CEO and President; Adrianne Lee, CFO,
Takes on Expanded Responsibilities

MIDVALE, Utah – November 6, 2023 – Beyond, Inc., (NYSE: BYON), the online home furnishing company formerly known as Overstock.com, Inc. that now operates as Bed Bath & Beyond, today announced that Jonathan Johnson has stepped down as Chief Executive Officer and a member of the Board of Directors, effective immediately. Mr. Johnson’s departure follows mutual agreement by the Board and Mr. Johnson to transition the company to new leadership. The Board has initiated a comprehensive internal and external search process to identify a permanent Chief Executive Officer.

While the search proceeds, David Nielsen has been appointed to an expanded role as Interim CEO and President, and will lead the company as it moves into the future operating as the new Bed Bath & Beyond. Additionally, Adrianne Lee, Chief Financial Officer, will expand her responsibilities to oversee legal and human resources functions in addition to the finance organization.

“Following the recent acquisition of the Bed Bath & Beyond brand and our corporate renaming as Beyond, Inc., the Board and Jonathan determined that this is the ideal time for a transition in leadership to guide the company forward,” said Allison H. Abraham, Chair of the Board of Directors. “Jonathan has been integral to the company’s successful evolution over more than two decades of service. We thank him for his leadership, foresight and immense contributions that helped build the company into the leading online furniture and home furnishings retailer that it is today and is now poised to capture greater opportunities in the future.”

“I am incredibly proud of all that we have achieved to transform the company since becoming CEO – evolving to a leading online home retailer with an iconic name and a large, growing consumer base,” said Mr. Johnson. “As the company turns the page to become Beyond, now is the right time for me to also turn the page to the next chapter in my career. It has been an honor to work with such an exceptional team. I am confident the company is well-positioned to achieve broader popular reach as a bigger and better Beyond.”

Ms. Abraham added, “The Board is confident that Dave is the right person to advance the company’s transformation through this interim period. He is currently responsible for key functions across the organization and will continue to lead our ongoing strategic initiatives in addition to new ones. We also look forward to Adrianne taking on greater administrative responsibilities along with her role as Chief Financial Officer. Together, Dave and Adrianne have nearly 15 years of experience at the company and have the full support of the Board. They possess the right expertise and talent to lead the organization and drive improved performance while the Board focuses on identifying the new CEO.”

As announced on October 24, 2023, the change in the company’s corporate name from Overstock.com, Inc. to Beyond, Inc. is effective today. Along with the corporate name change, the company has transferred its stock listing from the Nasdaq Global Market (NASDAQ) to the New York Stock Exchange (NYSE) and changed its ticker symbol from OSTK to BYON.

About Dave Nielsen

Dave Nielsen has served as Beyond’s President since 2019, leading the company’s marketing, algorithms, customer, digital, technology, and sourcing and operations organizations. Prior to this role, Nielsen served as Overstock’s Chief Sourcing and Operations Officer, responsible in that role for overseeing the sourcing, merchandising, partner and category management, and supply chain teams for the global online home goods leader. Previously, Nielsen had spent six years with Overstock, rising to co-president and leading the company’s marketing, merchandising, and supply chain operations. He left Overstock to become CEO at Global Access, a global provider of logistics technology and cross border expertise for brands looking to provide a consistent and trusted shopping experience to both domestic and international customers.

Nielsen also held leadership positions with Payless ShoeSource, Inc., including vice president of merchandise allocation, responsible for the planning and allocation of merchandise across 4,500 stores in the U.S., Canada and Puerto Rico. Additionally, Nielsen served as president and CEO of Old Town Imports, LLC, where he created a development, sourcing and omni-channel product supply chain organization for clients such as Costco, Target and regional restaurant and catering companies.

Nielsen received his bachelor’s Degree in Business Management with an emphasis in Marketing from Brigham Young University.

About Adrianne Lee

Adrianne Lee is the Chief Financial Officer for Beyond, overseeing all financial-related matters for the technology and e-commerce leader, including financial planning and analysis, accounting and reporting, tax, treasury, internal audit, investor relations, help desk, IT security, and Corp Systems. She has served in financial leadership roles with blue-chip companies including The Hertz Corporation, Best Buy, and PepsiCo.

Prior to joining Overstock, Lee was senior vice president and CFO of Hertz’s North American Rental Car unit, leading a team of 50+ finance professionals responsible for a $7 billion business unit spanning the U.S. and Canada. Before joining Hertz, Lee led financial planning and analysis for Best Buy’s multi-billion-dollar e-commerce business, as well as senior roles in finance, strategic planning, accounting and financial reporting, investor relations and audit for PepsiCo, Allianz Life and PricewaterhouseCoopers.

Lee attended the University of St. Thomas in St. Paul, Minnesota, and received cum laude honors while earning a Bachelor of Arts degree in business administration with a focus on accounting.

About Beyond

Beyond, Inc. (NYSE:BYON), based in Midvale, Utah, is an ecommerce expert with a singular focus: connecting consumers with products they love. The Company owns the Bed Bath & Beyond brand and associated intellectual property. Bed Bath & Beyond is an online furniture and home furnishings retailer in the United States and Canada. The leading ecommerce website sells a broad range of quality, on-trend home products at competitive prices, including furniture, bedding and bath, patio and outdoor, area rugs, tabletop and cookware, décor, storage and organization, small appliances, home improvement, and more. The online shopping site features millions of products that tens of millions of customers visit each month. Beyond regularly posts information about the Company and other related matters on the Newsroom and Investor Relations pages on its website.

Beyond, Bed Bath & Beyond, Welcome Rewards, Overstock and Overstock Government are trademarks of Beyond, Inc. Other service marks, trademarks and trade names which may be referred to herein are the property of their respective owners.

Cautionary Note Regarding Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements include all statements other than statements of historical fact, including forecasts of trends, market conditions, the impact of our national marketing campaign, and other factors that could impact our results of operations. You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We undertake no obligation to update any forward-looking statements as a result of any new information, future developments, or otherwise. These forward-looking statements are inherently difficult to predict. Actual results could differ materially for a variety of reasons, including but not limited to, macroeconomic changes, including higher inflation and higher interest rates, and difficulties we may have with our fulfillment partners, supply chain, access to products, shipping costs, competition, attraction/retention of employees, search engine optimization results, and/or payment processors. Other risks and uncertainties include, among others, negative economic consequences of global conflict, problems with our infrastructure, including cyber-attacks or data breaches affecting us, adverse tax, regulatory or legal developments, any restrictions on the use of “cookies” or other tracking technologies, any negative business impacts associated with our evolving business practices including our use of the Bed Bath & Beyond brand and other intellectual property related to the brand, our corporate name change and stock listing transfer, our exit from non-home categories, any negative business impacts associated with leadership transition or shareholder activism, and whether our partnership with Pelion Venture Partners will be able to achieve its objectives. More information about factors that could potentially affect our financial results are included in our Form 10-K for the year ended December 31, 2022, in our Form 10-Q for the quarter ended March 31, 2023, in our Form 10-Q for the quarter ended June 30, 2023, and our Form 10-Q for the quarter ended September 30, 2023, which were filed with the SEC on February 24, 2023, May 2, 2023, July 31, 2023, and October 31, 2023, respectively, and in our subsequent filings with the SEC. The Forms 10-K, 10-Qs, and our subsequent filings with the SEC identify important factors that could cause our actual results to differ materially from those contained in or contemplated by our projections, estimates and other forward-looking statements.

Contacts

Investor Relations:
Lavesh Hemnani
ir@overstock.com

Media Relations:
Sarah Factor
pr@overstock.com